UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2026
Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Florida	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200 Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 735-7346

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each
	Trading	Exchange
Title of Each Class	Symbol(s)	on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	DJT	New York Stock Exchange Texas
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 24, 2026, Trump Media & Technology Group Corp’s (the “Company”) Interim Chief Executive Officer, Kevin McGurn, appeared on CNBC's Squawk Box (the “Squawk Box Interview”) to discuss the Company's current business environment.  A copy of the Squawk Box Interview transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements within the meaning of the U.S. federal securities laws, including regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG, including its statements regarding recurring revenue from TRUTH API, and its current expectations and projections about future events such as TMTG’s Proposed Transaction with TAE. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause future results, performance or achievements expressed or implied by the forward-looking statements to differ materially from the forward-looking statements in this communication, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s operations; TMTG’s ability to develop and maintain key strategic relationships; competition in TMTG’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG cautions you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay site selection or the Proposed Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE with respect to site selection or the Proposed Transaction; (iii) the inability to complete the Proposed Transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the Proposed Transaction disrupts TMTG’s current plans and operations as a result of the announcement of the Proposed Transaction; (v) TMTG’s ability to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of TMTG to grow and manage growth profitably following the Proposed Transaction; and (vi) costs related to the Proposed Transaction, site selection or construction. The forward-looking statements in this press release are based upon information available to TMTG as of the date of this press release and, while TMTG believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended on April 30, 2026), TMTG’s Quarterly Reports on Form 10-Q and in the Form S-4, when filed, and in other documents filed by TMTG from time to time with the SEC. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  There may be additional risks that TMTG presently knows or that TMTG currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TMTG assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. TMTG does not give any assurance that TMTG will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by TMTG or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Transcript of the Squawk Box Interview dated August 24, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: August 28, 2026	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel and Secretary